Audited Consolidated Balance Sheet as of December 31, 2019 and Unaudited Interim Condensed Consolidated Balance Sheet as of September 30, 2020 (Parentheticals) - $ / shares	Sep. 30, 2020	Dec. 31, 2019
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, authorized (in shares)	500,000,000	500,000,000
Ordinary shares, issued (in shares)	30,516,401	27,885,613
Ordinary shares, outstanding (in shares)	30,516,401	27,885,613